UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Depositary Units	IEP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

In connection with the offering described in Item 8.01 below, Icahn Enterprises L.P. (“Icahn Enterprises”) is making investor presentations to certain existing and potential investors.

The investor presentation is attached hereto as Exhibit 99.1

The information in this Item 7.01, including the exhibits attached hereto, of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On April 8, 2021, Icahn Enterprises issued a press release announcing that it, together with Icahn Enterprises Finance Corp. (together with Icahn Enterprises, the “Issuers”), intends to commence an offering of additional 5.250% Senior Notes due 2027 (the “Notes”), for issuance in a private placement (the “Notes Offering”) not registered under the Securities Act. The Notes will be issued under the indenture dated December 12, 2019, by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor, and Wilmington Trust, National Association, as trustee. The net proceeds from the Notes Offering will be used to redeem the Issuers’ existing 6.250% Senior Notes due 2022 pursuant to the Issuers’ previously announced notice of conditional redemption. There can be no assurance that the issuance and sale of any debt securities of the Issuers will be consummated, that the conditions precedent to the redemption will be satisfied, or that the redemption will occur.

A copy of the press release is attached hereto as Exhibit 99.2.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 – Investor Presentation.

99.2 – Press Release dated April 8, 2021 announcing the Notes Offering.

104 – Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: April 8, 2021		By:	/s/ Ted Papapostolou
Ted Papapostolou
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date April 8, 2021		By:	/s/ Ted Papapostolou
Ted Papapostolou Chief Accounting Officer